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                        NATIONS SEPARATE ACCOUNT TRUST

                      Supplement dated December 11, 2001
                      to Prospectuses dated May 1, 2001,
                      as supplemented on October 31, 2001

            The prospectuses for Nations Marsico Growth & Income Portfolio are hereby supplemented as follows:

                 1. Changing all references throughout the prospectuses from Nations Marsico Growth & Income Portfolio to Nations Marsico Growth Portfolio, effective May 1, 2002.

                 2. Modifying the second sentence in the second paragraph under the heading "About the Portfolios -- Nations Marsico Growth & Income Portfolio -- Principal Investment Strategies" to remove the assertion that the Portfolio "invests at least 25% of its assets in securities that are believed to have income potential" so that it only states that the Portfolio "generally holds 35 to 50 securities."

                 3. Changing the left column call-out in the Portfolio description under the heading "About the Portfolios" discussing "Why invest in a growth and income portfolio?" to the following:

                         "What is a growth portfolio?"
                         Growth portfolios invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

                         While this Portfolio invests in a wide range of companies and industries, it holds fewer investments than other kinds of portfolios. This means it can have greater price swings than more diversified portfolios. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

          VAGISUPP - 12/01